MEMORANDUM OF ENGAGEMENT entered into this 10th day of December, 1998,

B E T W E E N :

                       InfoCast Corporation
                       1 Richmond Street West, Suite #900
                       TORONTO, Ontario, Canada M5H 3W4

                                           (hereafter referred to as "InfoCast")

                                    - and -

                       COLLEGE BOREAL D'ARTS APPLIQUES
                       ET DE TECHNOLOGIE
                       21 LaSalle Boulevard
                       SUDBURY, Ontario, Canada P3A 5B1


                                     (hereafter referred to as "College Boreal")

         WHEREAS College Boreal is a College of Applied Arts and Technology constituted by Order in Council dated October 19, 1993 pursuant to the Ministry of Colleges and Universities Act of Ontario with the powers and limitations as therein defined;

         AND WHEREAS InfoCast is a multi-national corporation in the business of electronic content delivery and management on multiple and diverse communication platforms;

         AND WHEREAS InfoCast has requested the educational services and participation of College Boreal as an Academic Leader in the development of educational components for the creation of Learning Units pursuant to the AT&T Canada Learning Partner Program(TM) which Program is to be further developed with the help of College Boreal;

         AND WHEREAS it is acknowledged that College Boreal is firstly and predominantly an institution whose language of communications, research and teaching is the French language;

         AND WHEREAS it is acknowledged that College Boreal may outsource some of its services in fulfilling its mandate to InfoCast;

         AND WHEREAS it is acknowledged that College Boreal and AT&T Canada Long Distance Services (hereafter referred to as "AT&T" or "AT&T Canada LDS") will be expected to combine their efforts in the development of Learning Units conforming to the AT&T Canada Learning Partner Program(TM);

         NOW THIS AGREEMENT WITNESSETH that in consideration of the preamble hereto, the mutual covenants, terms and agreements herein contained and the payment of funds as outlined in Appendix "I" hereto, the parties agree as follows:

1.       ENGAGEMENT:

         Commencing on December 10th, 1998, InfoCast hereby retains College Boreal as the Academic Leader for the AT&T Canada Learning Partner Program(TM), on the terms and conditions herein set out and as set out in the Cooperative Marketing Agreement to be formalized with AT&T.

2.       SCOPE OF THE ENGAGEMENT:

         College Boreal is to provide non exclusive educational services to InfoCast and/or its clients and InfoCast agrees to utilize services from the AT&T Canada Learning Partner Program(TM) according to the terms and conditions herein provided.

         The combination of the services provided by the parties hereto and by AT&T is intended to ensure the availability of learning materials and the technological infrastructure without which the AT&T Canada Learning Partner Program(TM) cannot be implemented.

         InfoCast will be negotiating with College Boreal the formalization of terms whereby College Boreal and AT&T will supply InfoCast certain products and services generally described in the AT&T Canada Learning Partner Program(TM), but not limited thereto.

         Recognizing the importance of maintaining and ensuring a future workforce in Northern Ontario and on a provincial, national and international basis, and recognizing the importance of meeting future training needs, College Boreal in conjunction with AT&T will facilitate the development and distribution of on-line education beginning with a Call Centre curriculum.

3.       TRAINING PHILOSOPHY:

         3.1 College Boreal will provide pedagogical, technological and andragogical models for the delivery of its contents of the AT&T Canada Learning Partner Program(TM) and Learning Units, which models are to be adhered to by all parties.


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
         3.2 For accreditation purposes, College Boreal will provide the services of academic leader and educator for evaluation and quality assurance of the content for the Learning Units in the Digital Exchange Library (DXL).

         3.3 College Boreal understands that InfoCast may, from time to time produce or desire content to reside within the DXL, that may not conform to the training philosophy of College Boreal.

4.       DIGITAL EXCHANGE LIBRARY(DXL):

         College Boreal is expected to administer the Digital  Exchange  Library
(DXL) which will store all Learning Units for sale or for use by possible clients.

5.       COLLEGE BOREAL MANDATE

         The parties hereto acknowledge that College Boreal's prime mandate is to serve the francophone population and community, although it may exercise in other languages as well.

6.       NON EXCLUSIVE RIGHTS:

         The parties hereto acknowledge that each may have distinct and unrelated commitments, obligations or agreements for the development and/or use of the contents of the DXL subject to College Boreal's reservation of intellectual property rights.

7.       RETAIL PRICING:

         The parties recognize and acknowledge that a financial model(s) will be defined between InfoCast, College Boreal and AT&T as a retail market strategy.

         Pricing structure, financing, schedule of payments, revenue and budgets for the specific products and services will be covered under a separate Agreement.

8.       RELATIONSHIP

         College Boreal is compensated under the terms of this Agreement as outlined in Appendix "I".

         College Boreal is responsible for its own expenses outside this agreement.

         College Boreal will act as custodian of the DXL and as distributor of the Learning Units when ordered by prospective clients for which it will be paid a fee to be determined by the parties hereto and AT&T.


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

         College  Boreal  is  consequently   not  a  partner,   joint  venturer,
principal, employee or servant of InfoCast and cannot bind them except as specifically instructed.

         College Boreal is the agent of InfoCast for the purpose of issuing Purchase Order #312021 and any other subsequent similar purchase order.

         InfoCast is not a partner, joint venturer, principal, agent, employee or servant of College Boreal and cannot bind College Boreal except as specifically instructed.

9.       VOLUME:

         9.1 The Digital Exchange Library (DXL) may contain an infinite number of Learning Units, each with an anticipated value of $2,900. InfoCast will provide College Boreal with a schedule of anticipated delivery dates for the reaming units sold.

         9.2 InfoCast warrants that it will cause College Boreal to develop a minimum quantity of 20,000 Learning Units during the currency of this Agreement and InfoCast extends to College
                  Boreal a right of first refusal for the development of Learning Units within the scope of the AT&T Canada Learning Partner Program.

10.      TERM:

         Unless terminated earlier as provided hereafter, the term (the "Term") of this Agreement shall commence on December 10th, 1998, and shall continue in effect until December 9th, 2001. Thereafter, this Agreement will be automatically renewed, unless either party serves notice of termination, in writing, to be effective 90 days thereafter.

11.      TRADEMARKS:

         11.1 College Boreal may make reasonable use of the name and logo of InfoCast (collectively the "InfoCast Trade-Marks") in connection with College Boreal's obligations under this Agreement.

         All materials, whether written, audio, visual or in any other medium, used by College Boreal are subject to the prior written approval of InfoCast.

         11.2 InfoCast may make reasonable use of the name and logo of College Boreal (collectively the "College Boreal Trade Marks") in connection with InfoCast's obligations under this Agreement.

         All materials, whether written, audio, visual or in any other medium, used by InfoCast are subject to the prior written approval of College Boreal.

12.      NOTICES:

         Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to:

         InfoCast Corporation
         Attention of the President
         1 Richmond Street West, Suite #900
         TORONTO, Ontario, Canada M5H 3W4

and to the attention of the President at:

         College Boreal
         21 Lasalle Boulevard
         SUDBURY, Ontario, Canada P3A 6B1

         Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed to have been given when so delivered.

13.      CONFIDENTIALITY:

         Each party hereto warrants that all matters dealt in or intended by this Agreement shall be confidential and shall remain as such unless otherwise authorized by the other parties.

         Each party, upon reasonable request, shall execute a confidentiality or Non-Disclosure Agreement in the form of Appendix "II", hereto, to be adapted as required.

14.      TERMINATION:

         If either party to this Agreement breaches any term, condition, representation or warranty or fails to perform any of its material obligations hereunder and such breach is not remedied after 45 days' written notice from the non-defaulting party, the non-defaulting party may terminate this Agreement immediately upon providing prior written notice of termination to the defaulting party.

15.      NON ASSIGNMENT AND ENUREMENT:

         There shall be no transfer or assignment of this Agreement without the written consent of the other party. For the purposes of this clause, "transfer or assignment" shall include a change in the corporation's capital structure or in the shares' ownership of InfoCast.

         This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and permitted assigns.

16.      FORCE MAJEURE:

         In the event of any party  hereto  being  rendered  unable at any time, wholly or in part,  to  perform  or comply  with any of its  obligations  or the
conditions  herein  by  reason  of  act  of  God,  landslide,   flood,  washout,
earthquake, lightning, fire, storm, any strike, lockout, or other labour dispute, any law, regulation or order by any governmental body or authority of competent jurisdiction, act of the Queen's enemies, insurrection, riot or other civil disturbance, or any cause beyond its reasonable control and which with the exercise of due diligence such party is unable to overcome (herein called "force majeure"), then the party suffering such force majeure shall not be considered in default hereunder but shall forthwith notify the other party in writing of the force majeure and the estimated time of its duration and all the obligations of the parties hereunder shall be suspended for the duration of such force majeure save and except for the obligations to pay the purchase price for services already completed to the extent such payment or delivery is not prevented by such force majeure.

17.      REPORTING:

         College Boreal agrees to provide InfoCast with monthly reports of activities and educational services related to this Agreement, including expenditures.

18.      CURRENCY:

         Unless otherwise indicated, all dollar amounts referred to in this Agreement, including the symbol $____________, refer to the lawful money of Canada.

19.      CONTRACTING OUT:

         College Boreal may subcontract the performance of services to qualified service providers as it deems required.

20.      COMPUTER INFRASTRUCTURE:

         It is  understood  that AT&T will be  responsible  to  provide  College
Boreal with a computer and telecommunications infrastructure that will enable the AT8T Canada Learning Partner Program(TM) to successfully deliver the learning units to its clients.

21.      AT&T CANADA LEARNING PARTNER PROGRAMS:

         It is understood that the AT&T Canada Learning Partner Program(TM) once formalized and ratified will form part of this Agreement.

IN WITNESS WHEREOF the parties hereto have hereunto respectively set their hands and seals as of the date hereof.

                                        )  InfoCast Corporation
                                        )
                                        )  Per /s/                   (c/s)
                                        )  -------------------------------
                                        )  James Hines, President
                                        )
                                        )  College Boreal d'arts appliques et de
                                        )  technologie
                                        )
                                        )  Per:
                                        )      /s/
                                        )  ----------------------------------
                                        )
                                        )  Per:
                                        )      /s/
                                        )  ----------------------------------





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